SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) October 11, 2006

EXOBOX TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

88-0456274
(IRS Employer Identification Number)

6303 Beverly Hill, Suite 210
Houston, Texas 77057
(Address of principal executive offices)

Robert B. Dillon, President
Exobox Technologies Corp.
6303 Beverly Hill, Suite 210
Houston, Texas 77057
(Name and address of agent for service)

(713) 781-6173
(Telephone number, including area code of agent for service)

ITEM 8. OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

Effective the 11th day of October 2007 the registrant amended the designation of its Class A Common Stock, Series A Convertible Preferred Stock; Series B Convertible Preferred Stock and Series C Preferred Stock. In addition, the registrant designated a new series of preferred stock as Series D Convertible Preferred Stock. Immediately after its designation, 110,150 newly designated shares of Series D Convertible Preferred Stock were exchanged for the same number of outstanding shares of Series B Convertible Preferred Stock.

The material terms of the new designation and amended designation are as follows:

Calculation of Conversion Percentage applicable to all Series of Preferred Stock.

(i) The percent amount allocated to all preferred shares (“Total Preferred Percentage Amount”) is equal to: (A) the sum of the total percentage amount allocated to each and every series of any class or series of preferred stock outstanding from time to time and at any time, (B) divided by 100.

(ii) The fully converted amount (“Fully Converted Amount”) is equal to (A) the total number of outstanding shares of common stock of any class or series, (B) divided by 1 (one) minus the Total Preferred Percentage Amount.

Class A Common Stock. There shall be a class of Common Stock designated as “Class A Common Stock” and the number of shares constituting such series shall be an amount sufficient to be issued upon conversion of all issued and outstanding shares of Series A Convertible Preferred Stock. The holders of Class A Common Stock and the holders of undesignated Common Stock shall have the respective rights and preferences set forth in Article V of the Articles of Incorporation.

Series A Convertible Preferred Stock. There shall be a series of Preferred Stock designated as “Series A Convertible Preferred Stock,” and the number of shares constituting such series shall be 2,392,915. Such series is referred to herein as the “Series A Preferred Stock.”

(6) Conversion Provisions.

(a) Conversion at Option of the Holders. Shares of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after twelve (12) months from and after the Closing Date, as defined in Paragraph H(2)(b) of Article V of the Articles of Incorporation, into fully paid and nonassessable shares of Class A Common Stock and such other securities and property as hereinafter provided. All such shares are convertible at the Conversion Percentage and each share is convertible at the Share Conversion Percentage as defined in Paragraph F(9) of Article V of the Articles of Incorporation.

(9) Certain Definitions. As used in these Articles, the following terms shall have the following respective meanings:

“Conversion Percentage” shall mean 59.94252075% of the Fully Converted Amount. Therefore, if all shares of the Series A Preferred Stock are issued, all such shares are collectively convertible into 59.94252075% of the Fully Converted Amount.

“Share Conversion Percentage” shall mean 0.00002505% of the Fully Converted Amount. Therefore, each share of Series A Preferred Stock is convertible into 0.00002505% of the Fully Converted Amount.

Series B Preferred Stock. There shall be a series of Preferred Stock designated as “Series B Convertible Preferred Stock,” and the number of shares constituting such series shall be 1,120,910. Such series is referred to herein as the “Series B Preferred Stock.”

(6) Conversion Provisions.

(a) Conversion at Option of the Holders. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after twelve (12) months from and after the Closing Date, as defined in Paragraph H(2)(b) of Article V of the Articles of Incorporation. All such shares are convertible at the Conversion Percentage and each share is convertible at the Share Conversion Percentage as defined in Paragraph G(9) of Article V of the Articles of Incorporation.

(9) Certain Definitions. As used in these Articles, the following terms shall have the following respective meanings:

“Conversion Percentage” shall mean 28.0787955% of the Fully Converted Amount. Therefore, if all shares of the Series B Preferred Stock are issued, all such shares are collectively convertible into 28.0787955% of the Fully Converted Amount.

“Share Conversion Percentage” shall mean 0.00002505% of the Fully Converted Amount. Therefore, each share of Series B Preferred Stock is convertible into 0.00002505% of the Fully Converted Amount.

Series C Preferred Stock. There shall be a series of Preferred Stock designated as “Series C Convertible Preferred Stock,” and the number of shares constituting such series shall be 25,000. Such series is referred to herein as the “Series C Preferred Stock.”

(6) Conversion Provisions.

(a) Conversion at Option of the Holders. Each share of Series C Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after twelve (12) months from and after the Closing Date, as defined in Paragraph H(2)(b) of Article V of the Articles of Incorporation. All such shares are convertible at the Conversion Percentage and each share is convertible at the Share Conversion Percentage as defined in Paragraph H(9) of Article V of the Articles of Incorporation.

(9) Certain Definitions. As used in these Articles, the following terms shall have the following respective meanings:

“Conversion Percentage” shall mean 6.25% of the Fully Converted Amount. Therefore, if all shares of the Series C Preferred Stock are issued, all such shares are collectively convertible into 6.25% of the Fully Converted Amount.

“Share Conversion Percentage” shall mean 0.00025% of the Fully Converted Amount. Therefore, each share of Series C Preferred Stock is convertible into 0.00025% of the Fully Converted Amount.

Series D Preferred Stock. There shall be a series of Preferred Stock designated as “Series D Convertible Preferred Stock,” and the number of shares constituting such series shall be 110,150. Such series is referred to herein as the “Series D Preferred Stock.”

(6) Conversion Provisions.

(a) Conversion at Option of the Holders. Each share of Series D Preferred Stock shall be convertible, at the option of the holder thereof, at any time on or after twelve (12) months from and after the Closing Date, as defined in Paragraph H(2)(b) of Article V of the Articles of Incorporation. All such shares are convertible at the Conversion Percentage and each share is convertible at the Share Conversion Percentage as defined in Paragraph I(9) of Article V of the Articles of Incorporation.

(9) Certain Definitions. As used in these Articles, the following terms shall have the following respective meanings:

“Conversion Percentage” shall mean 4.000648% of the Fully Converted Amount. If all shares of the Series D Preferred Stock are issued, all such shares are collectively convertible into 4.000648% of the Fully Converted Amount.

“Share Conversion Percentage” shall mean 0.00003632% of the Fully Converted Amount. Therefore, each share of Series D Preferred Stock is convertible into 0.00003632% of the Fully Converted Amount.

EXOBOX TECHNOLOGIES CORP.

Date: October 11, 2006	By:	/s/ Robert B. Dillon

Title Robert B. Dillon, President